SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2001

                      HIGHWOODS REALTY LIMITED PARTNERSHIP
                      ------------------------------------
               (Exact name of registrant specified in its charter)

North Carolina                     0-21731                      56-1869557
--------------                     -------                      ----------
(State of Formation)       (Commission File Number)    (IRS Employer Identification No.)


         3100 Smoketree Court, Suite 600, Raleigh, North Carolina 27604
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (919) 872-4924

Item 5.  Other Events

         The purpose of this filing is to set forth an exhibit of the registrant's general partner, Highwoods Properties, Inc. (the "Company").

Item 7(c).  Exhibits

99 Press Release Announcing the Company's Additional 5 Million Share Repurchase Plan, dated April 25, 2001


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             HIGHWOODS REALTY LIMITED PARTNERSHIP

                             By: Highwoods Properties, Inc., its general partner


                                     By: /s/ Carman J. Liuzzo
                                         ---------------------------------------
                                         Carman J. Liuzzo
                                         Vice President, Chief Financial Officer
                                         and Treasurer

Dated:  April 26, 2001